Ticker: SEQUX
PROSPECTUS
MAY 1, 2024
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Sequoia Fund
May 1, 2024

Sequoia Fund
May 1, 2024

SEQUOIA FUND, INC. (the “Fund”)
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees (fees paid directly from your investment)
The Fund does not impose any sales charges, exchange fees or redemption fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses*	1.11%
Expense Reimbursement by the Adviser*	(0.11)%
Net Annual Fund Operating Expenses*	1.00%

*
It is the intention of Ruane Cunniff L.P. (the “Adviser”) to ensure the Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This expense reimbursement obligation is a provision of the Adviser’s investment advisory contract with the Fund and the reimbursement obligation will be in effect only so long as that investment advisory contract is in effect.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.
No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Sequoia Fund
May 1, 2024

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund is classified as non-diversified.
Principal Risks
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Market Risk.   This is the risk that the market values of the Fund’s investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

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Value Investing Risk.   Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

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Non-Diversification Risk.   The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

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Foreign (Non-U.S.) Risk.   This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

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Currency Risk.   This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

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Growth Company Risk.   The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

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Small-Cap and Mid-Cap Company Risk.   Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

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Risks of Investing in a Managed Fund.   Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Sequoia Fund
May 1, 2024

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Illiquid Investments Risk.   When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, you may lose money by investing in the Fund.
Bar Chart and Performance Information
The bar chart and the table shown below provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund’s performance from year-to-year over a 10-year period and by showing how the Fund’s average annual returns for one, five, and ten years compare to the Standard & Poor’s 500 Index (“S&P 500 Index”), a broad-based securities market index. The Fund’s past performance, of course, does not necessarily indicate how it will perform in the future.
During the period shown in the bar chart, the highest return for a quarter was 27.21% (2nd quarter 2020) and the lowest return for a quarter was -22.17% (1st quarter 2020).
Average Annual Total Returns
(for the periods ended December 31, 2023)
	1 Year	5 Years	10 Years
Sequoia Fund
Return Before Taxes	27.83%	12.16%	6.77%
Return After Taxes on Distributions	27.83%	10.16%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	16.48%	9.55%	4.85%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%
After-tax returns are estimates, which are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Adviser
The Fund’s investment adviser is Ruane Cunniff L.P.

Sequoia Fund
May 1, 2024

Portfolio Managers
The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:
Employee	Title	Length of Service with the Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
D. Chase Sheridan	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Purchase and Sale of Fund Shares
Your purchase of Fund shares is subject to the following minimum initial investment amounts:
Type of Account	Minimum Initial Investment
Regular	$5,000
IRA	$2,500
The Fund does not impose minimum investment amounts with respect to subsequent investments.
You may redeem your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the “Exchange”) is open. You may redeem Fund shares by contacting the Fund: (i) by telephone at 800-686-6884; (ii) in writing c/o SS&C GIDS, Inc., P.O. Box 219477, Kansas City, Missouri 64121-9477; or (iii) through the Internet at www.sequoiafund.com (if you have online transaction capabilities). You may redeem Fund shares held indirectly through a financial intermediary by contacting that financial intermediary directly.
Tax Information for the Fund
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for recordkeeping, shareholder servicing and other administrative services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Sequoia Fund
May 1, 2024

MANAGEMENT OF THE FUND
Investment Adviser
The Fund’s investment adviser is Ruane Cunniff L.P. (the “Adviser”), 45 Rockefeller Plaza, 34th Floor, New York, New York 10111. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”).
The Adviser furnishes investment advisory services to the Fund pursuant to an investment advisory contract (the “Advisory Contract”). Under the Advisory Contract, the Adviser receives an annual fee equal to 1.00% of the Fund’s average daily net assets. Pursuant to the Advisory Contract, the Adviser is contractually obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1∕2% of the average daily net asset value of the Fund for such year up to a maximum of  $30 million of net assets plus 1.00% of the Fund’s average daily net asset value in excess of  $30 million. This reimbursement will be in effect only so long as the Advisory Contract is in effect. For the fiscal year ended December 31, 2023, the Fund’s payment to the Adviser amounted to 0.89% of the Fund’s average daily net assets, after subtracting certain Fund operating expenses that the Adviser reimbursed to the Fund.
A discussion regarding the basis for the approval by the Board of Directors (the “Board”) of the Advisory Contract is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2023.
Portfolio Managers and Investment Committee
John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person’s principal occupation during the past five years:
Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser’s general partner); Management Committee member of the Adviser’s parent; analyst of the Adviser since prior to 2019.
Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2019.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2019.
D. Chase Sheridan	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2019.

*
Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons’ ownership of the Fund’s securities.

Sequoia Fund
May 1, 2024

PURCHASE AND SALE OF SHARES
How the Fund Values Its Shares
The Fund calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations or, if such quotations are not readily available or are determined to be unreliable, at “fair value” as determined in accordance with procedures approved by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.
When it uses fair value pricing, the Fund may take into account various factors that it deems appropriate, including developments related to the specific security, price and trading comparisons of securities of comparable issuers, the liquidity of the market for the security and current valuations of appropriate surrogates such as American Depositary Receipts or foreign futures indices. Fair value pricing involves subjective judgments. Accordingly, it is possible that the fair value price determined for a security will differ materially from the price that is realized upon the sale of that security.
The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market movements, may have occurred in the interim.
Your order for purchase of shares is priced at the next-determined NAV calculated after your order is received in “good order” (see definition under “Additional Purchase Information”) by the Fund. If you purchase or redeem shares on a day when the Exchange is closed, the NAV will be determined as of the close of business on the next following day that the Exchange is open for trading. Since certain securities owned by the Fund trade on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.
The Fund reserves the right to reject any order to purchase shares (including additional investments by existing shareholders).
How to Buy Shares
You may purchase shares of the Fund directly by mail, by wire transfer or through the Internet at www.sequoiafund.com (if you have online transaction capabilities) or indirectly through participating financial intermediaries that have selling or other similar arrangements with the Fund. After you have established an account with the Fund directly and made your first purchase, you may make subsequent purchases by mail or telephone or through the Internet at www.sequoiafund.com (if you have online transaction capabilities) or the Fund’s automatic investment plan. The Fund accepts purchase orders for fractional shares.
The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice.
Important Note to New Taxable Investors:   As of March 31, 2024, the net unrealized appreciation of the Fund’s portfolio was approximately 50% of the Fund’s net assets. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should carefully consider the potential tax effects prior to making an investment in the Fund.
Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person opening an account with the Fund. If you are opening an account with the Fund and do not provide the requested information, the Fund (or its transfer agent) may not be able to open an account for you. If the Fund (or its

Sequoia Fund
May 1, 2024

transfer agent) is unable to verify your identity, or believes that it has identified potentially criminal activity, the Fund reserves the right to close your account or take such other action it deems reasonable or required by law.
Limitations or Restrictions on Purchases of Fund Shares
The Fund may impose limitations or restrictions on purchases of Fund shares periodically to protect the implementation of the Fund’s investment strategy or objective. When Fund assets reach a level at which additional inflows can be invested without impairing the implementation of the Fund’s investment strategy or objective, the Fund may remove an existing limitation or restriction on purchases of Fund shares.
When the Fund imposes a limitation or restriction on purchases of Fund shares or modifies a limitation or restriction, the Fund will post information concerning the limitation or restriction or modification on its website at www.sequoiafund.com. Investors may request information about any limitation or restriction by calling the Fund at 800-686-6884.
The Fund retains the right to make exceptions to any limitation or restriction on purchases of Fund shares. The SAI provides more information about why and when the Fund may impose limitations or restrictions on purchases of Fund shares.
Purchases By Mail
To make your initial purchase of Fund shares by mail, complete the appropriate account application (located on the Fund’s website), make a check payable to “Sequoia Fund, Inc.,” and send the completed account application and check to:
If by mail: Sequoia Fund, Inc. c/o SS&C GIDS, Inc. P.O. Box 219477 Kansas City, MO 64121-9477	If via express delivery, registered or certified mail: Sequoia Fund, Inc. c/o SS&C GIDS, Inc. 430 West 7th Street Kansas City, MO 64105
Please note that an account cannot be opened by mail without a completed and signed account application.
To make subsequent purchases by mail, make a check payable to “Sequoia Fund, Inc.” and mail the check to the above-referenced address that corresponds to the method of delivery. Please include your account number on the check. You will be charged a fee (minimum of  $5.00) for any check used for the purchase of Fund shares that is returned unpaid.
The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.
The transfer agent has adopted reasonable procedures to protect against unauthorized or ambiguous transactions. Assuming the transfer agent acts properly on your instructions and follows such procedures, neither the Fund, nor the transfer agent, will be responsible for any losses due to unauthorized or ambiguous instructions.
Purchases by Wire
To open an account with the Fund and make an initial purchase of Fund shares by wire, call 1-800-686-6884 for details. You must complete the appropriate account application prior to purchasing Fund shares by wire.
To make subsequent purchases by wire, wire your funds using the instructions set forth below. As indicated below, please include the Fund’s name and your account number on the wiring instructions.
UMB Bank, N.A.
ABA #101000695
Sequoia Fund, Inc.
DDA Acct. #9871691772
Ref: (Name and Account Number)

Sequoia Fund
May 1, 2024

Wired funds must be received by the Fund prior to the close of the Exchange on any day in order to receive the Fund’s NAV for that day. Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.
Purchases Through the Internet
You may open only the following types of accounts at www.sequoiafund.com: individual, joint, Transfer on Death, UGMA/UTMA and Traditional, SEP, Rollover and Roth IRAs (“Eligible Online Accounts”). Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online. To purchase shares online, you must have Automated Clearing House (“ACH”) instructions on your account. The ACH network is an electronic funds transfer system, which is governed by rules established by the National Automated Clearing House Association, an electronic payments association and the Federal Reserve. Purchases of Fund shares online will be completed via ACH, and the amount of the purchase will be deducted from your bank account. Your account with the Fund will be credited with Fund shares on the trade date, but the dollar amount will not post until it clears the banking system.
If you plan to purchase Fund shares through the Internet, please review the important information below under “Information about Online Account Information and Transactions.”
Additional Purchases by Telephone
You may not make initial purchases of Fund shares by telephone. You may, however, make additional purchases of Fund shares by telephone if you have elected such option on the account application and provided the Fund with the necessary information to complete such purchases. Call 1-800-686-6884 for details. Purchases of Fund shares by telephone will be completed via ACH, and the amount of the purchase will be deducted from your bank account. Your account with the Fund will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.
Additional Purchases by the Automatic Investment Plan via ACH
You may not make initial purchases of Fund shares by ACH other than through online transaction privileges. You may, however, make additional purchases of Fund shares by ACH if you have elected the automatic investment plan option on the account application and provided the Fund with the necessary information to complete such purchases. Through the automatic investment plan, you can make fixed, periodic purchases of Fund shares by means of automatic money transfers (ACH transfers) from your bank account.
Please allow up to 15 days to establish the automatic investment plan for your Fund account. The Fund may amend or terminate the terms and conditions of the automatic investment plan option at any time and will notify you at least 30 days in advance if it does so.
You can cancel or modify the automatic investment plan with respect to your Fund account by making your cancellation or modification request: (i) in writing and sending the request to the address listed below; or (ii) through the Internet at www.sequoiafund.com.
If by mail: Sequoia Fund, Inc. c/o SS&C GIDS, Inc. P.O. Box 219477 Kansas City, MO 64121-9477	If via express delivery, registered or certified mail: Sequoia Fund, Inc. c/o SS&C GIDS, Inc. 430 West 7th Street Kansas City, MO 64105
Please allow up to three days to cancel or modify the automatic investment plan for your Fund account.

Sequoia Fund
May 1, 2024

Additional Purchase Information
Orders for the purchase of Fund shares will not be accepted unless they are in “good order.” A purchase order is generally in “good order” if an acceptable form of payment accompanies the purchase order and the order includes:
(i)
Your account number;

(ii)
The number of shares to be purchased or the dollar value of the amount to be purchased;

(iii)
Any required signatures of all account owners exactly as they are registered on the account;

(iv)
Any required signature guarantees; and

(v)
Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships, and for certain types of other accounts.

Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third-party checks (i.e., any check which is not made payable to the Fund, SS&C GIDS, Inc. or a retirement account custodian), credit cards, money orders, travelers’ checks, bearer securities, cashier’s checks and cash will not be accepted. You will be charged a fee (minimum of  $5.00) for any check used for the purchase of Fund shares that is returned unpaid. If you purchased Fund shares by check, you may not receive the proceeds of a subsequent redemption request until there is a reasonable belief that the check has cleared, which may take up to 15 calendar days after the purchase date.
The transfer agent has adopted reasonable procedures to protect against unauthorized transactions made by telephone. Assuming the transfer agent acts properly on telephone instructions and follows such procedures, neither the Fund nor the transfer agent will be responsible for any losses due to transactions authorized by telephone.
Individual Retirement Accounts
You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA. IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs. All assets in the IRA are automatically invested in Fund shares. There is an annual fee of  $12.00 for an IRA account.
How to Redeem Shares
You may redeem your shares (i.e., sell your shares to the Fund) on any day the Exchange is open. Your redemption price is the next NAV calculated after your order is received by the Fund. There is no redemption charge. Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a written request in “good order.” The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an emergency as determined by the SEC. If you purchased Fund shares by check you may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to 15 days after payment has been received. Wires for direct accounts are subject to a $10.00 fee.
By Mail
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You may send a written request for redemption to:

Sequoia Fund, Inc.
c/o SS&C GIDS, Inc.
P.O. Box 219477
Kansas City, MO 64121-9477
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Your request must include your account number and the number of shares to be redeemed or the dollar value of the amount to be redeemed. If your redemption request is more than $50,000, if your address has changed within the 60 days prior to the request, or if you would like your check to be sent to a third party or an address other than the address of record, your redemption request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution. An acknowledgment by a notary public is not acceptable. If your request involves a redemption amount of more than $250,000, please include your telephone number.

Sequoia Fund
May 1, 2024

Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documentation. The Fund participates in the Securities Transfer Agents Medallion Program (STAMP) Paperless Legal Program. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the program and may not require additional documentation.
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If you choose to have your redemption proceeds sent to the bank of record, please indicate if you would like to receive the proceeds via ACH (2 business days) or wire (next business day, subject to a $10 wire fee (your bank also may charge a fee)). If you are providing new bank instructions, the request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution. An acknowledgment by a notary public is not acceptable.

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If your shares are held in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares. The signature on the stock power must be guaranteed.

By Telephone or Through the Internet
You may make a redemption request of  $50,000 or less (per account per business day) by telephone or through the Internet, which does not require a signature guarantee, unless your address has changed within the 60 days prior to the request. All other redemption requests must have signature guarantees as described above.
If you plan to redeem Fund shares through the Internet, please review the important information below under “Information about Online Account Information and Transactions.”
Payment of Redemption Requests
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Unless otherwise prohibited by law, the Fund may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

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The Fund has adopted a policy under which the Fund may limit cash payments in connection with redemption requests to $250,000 during any ninety (90) day period. As a result, the Fund may pay you in securities or partly in securities if the amount of Fund shares that you redeem is more than $250,000.

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It is highly likely that the Fund will pay you in securities or partly in securities if you make a redemption (or series of redemptions) in an amount greater than $250,000.

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When satisfying redemption requests with portfolio securities, the Fund will deliver portfolio securities to you regardless of whether you have a brokerage or bank account into which you can take delivery of the securities.

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If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate more than $250,000) and you have a brokerage or bank account into which portfolio securities can be delivered, you must provide the Fund with information about the brokerage or bank account, including the name of the broker or bank, their Depository Trust Company (DTC) participant account number and your brokerage or bank account number, and your telephone number at the time of your redemption request.

•
If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate more than $250,000) and you do not have a brokerage or bank account into which the portfolio securities can be delivered, the Fund will determine the value of the portfolio securities to be delivered to you in redemption as of the date of redemption and:

•
If the portfolio securities are certificated, the Fund will send you by registered mail a certificate or certificates representing the securities promptly upon its receipt of the certificate or certificates from the issuer or issuers. The issuer or issuers of the portfolio securities may not send certificates representing the securities to the Fund for a period of days. You may be unable to sell certificated portfolio securities registered in your name until you have received the certificate evidencing the securities; or

•
If the portfolio securities are not certificated, the Fund will send you a letter by registered mail confirming that the portfolio securities have been registered in your name by the transfer agent of the issuer.

Sequoia Fund
May 1, 2024

•
As noted above, the Fund may take up to seven days to satisfy a redemption request. To avoid delays in receiving portfolio securities, you should establish a brokerage or bank account into which the securities can be delivered and, as set forth above, provide the Fund with the brokerage or bank account information at the time of your redemption request.

•
You should understand that you will incur brokerage and other costs in connection with the sale of any portfolio security that you receive in connection with a redemption request. You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares. If provided with notice in advance of your chosen redemption date, the Fund’s management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.

Automatic Withdrawal Plan
•
You may elect an Automatic Withdrawal Plan (the “Plan”), at no cost, if you own or purchase shares of the Fund valued at $10,000 or more. Call 800-686-6884 for details and to establish a Plan.

•
Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from the Plan Account consisting of shares of the Fund that you deposit.

•
Any cash dividends and capital gains distributions on shares held in the Plan Account are automatically reinvested.

•
Sufficient shares will be redeemed at NAV to provide the cash necessary for each withdrawal payment.

•
Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day’s NAV, and checks are mailed promptly thereafter.

•
If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

•
As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. Consult your financial adviser about whether the Plan is appropriate for you.

Information about Online Account Information and Transactions
To open an Eligible Online Account, please visit www.sequoiafund.com. Once you have opened an account online, you may check your Fund account balance, purchase or redeem shares of the Fund through the website and establish online transactional privileges (which require you to enter into a user’s agreement to enroll for these privileges). Transactions through the website are subject to the same minimums as other transaction methods.
To purchase shares online, you must have ACH instructions on your account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Payment for purchases of Fund shares through the website may be made only through an ACH debit of your bank account.
The Fund limits the amount that you may redeem through the website to $50,000 or less per day. Redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.
You should be aware that the Internet is an unsecured, unstable, and unregulated environment. Your ability to use the Fund’s website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties. While the Fund and its service providers have established reasonable security and other procedures addressing online privileges, they cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method.
Neither the Fund nor its affiliates or its transfer agent will be liable for any such delays or malfunctions or for unauthorized interception or access to communications or account information, provided the Fund and its service providers have followed their procedures addressing online privileges. In addition, neither the Fund nor its affiliates or its transfer agent

Sequoia Fund
May 1, 2024

will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions, provided the Fund or its service provider accepting the instructions reasonably believe the instructions were genuine.
Frequent Purchases and Redemptions of Shares
The Fund historically has been less at risk for frequent purchases and redemptions of shares of the Fund by shareholders of the Fund (“market timing”) than other mutual funds. In addition, the Fund historically has not experienced significant shareholder turnover. Nonetheless, because market timing activities can be detrimental to the Fund’s performance, the Fund, as a policy, discourages market timing and has a policy of monitoring trading of the Fund’s shares for frequent purchases and redemptions. Consequently, the Fund has implemented certain surveillance procedures designed to detect and deter market timing. Under these procedures, the Fund’s Chief Compliance Officer (the “CCO”) reviews direct shareholder transactions for potential market timing activity. If the Fund’s CCO determines that certain transactions rise to the level of market timing, the accounts in which those transactions have taken place may be immediately “blocked” and future purchases or exchange activity will be restricted or eliminated for such account or accounts for such term as the CCO shall determine.
Transactions Through Financial Services Organizations
Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations. In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in “good order” and have been transmitted in a timely manner. Client orders received prior to the close of the Exchange (currently 4:00 p.m., Eastern Time), will be priced at the Fund’s NAV next calculated following the close of regular trading on that day. If you are a client of a securities broker or other financial organization, such organization may charge a separate transaction fee or a fee for administrative service in connection with investments in Fund shares and may impose different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a broker or other financial organization, please refer to the organization’s program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).
Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their clients’ accounts following redemptions, in a timely manner in accordance with their client agreements and this Prospectus.
Certain financial intermediaries holding Fund shares for the benefit of their customers provide recordkeeping, shareholder servicing and other administrative services to those customers investing in the Fund. The Adviser has agreed to pay certain of these financial intermediaries an asset-based fee of up to 0.10% of the average daily net assets attributable to the intermediary for providing such recordkeeping, shareholder servicing and administrative services to their customers.
Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics. The Fund is not responsible for the accuracy of any data published by third-party organizations.
Unclaimed Property
Each state has rules governing the definition and treatment of unclaimed property.
Triggers include inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once property is flagged as unclaimed, an attempt is made to contact the shareholder (or a designated representative thereof), but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 800-686-6884.

Sequoia Fund
May 1, 2024

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional whole or fractional shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution. You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by sending a written request to:
Sequoia Fund, Inc.
c/o SS&C GIDS, Inc.
P.O. Box 219477
Kansas City, MO 64121-9477
There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.
For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund’s distributions also may be subject to state and local taxes.
A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.
Unrealized capital gains represent a substantial portion of the value of your investment in the Fund. As of March 31, 2024, the net unrealized appreciation of the Fund’s portfolio was approximately 50% of the Fund’s net assets. If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should carefully consider these potential tax effects on your investment in the Fund.
Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

Sequoia Fund
May 1, 2024

GENERAL INFORMATION
You may obtain copies of the Fund’s most recent Prospectus, SAI, annual and semi-annual reports and account applications by visiting the Fund’s website at www.sequoiafund.com.
Due to the relatively high cost to the Fund of maintaining low balance accounts, the Fund requests that you maintain an account balance of more than $2,000. If your account balance is $2,000 or less for 90 days or longer, the Fund reserves the right to redeem the shares in your account at their current NAV on the redemption date after giving you 60 days’ notice to increase the balance. The redemption of shares could have tax consequences for you.
A description of the Fund’s policies and procedures with respect to the disclosures of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund publicly discloses its top 10 portfolio holdings on its website at www.sequoiafund.com/performance approximately 1-5 business days after each quarter end. This information will remain available on the Fund’s website at least until it is updated for the next quarter.

Sequoia Fund
May 1, 2024

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent registered public accounting firm for the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.
	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$124.72	$184.99	$169.62	$157.27	$132.20
Income from investment operations
Net investment loss	(0.18)	(0.66)	(0.13)	(0.95)	(0.62)
Net realized and unrealized gains (losses) on investments	34.89	(55.76)	42.92	36.20	38.50
Net increase (decrease) in net asset value from operations	34.71	(56.42)	42.79	35.25	37.88
Less distributions from
Net investment income	—	(0.02)(a)	(4.93)(a)	—	(1.16)(a)
Net realized gains	—	(3.83)	(22.49)	(22.90)	(11.65)
Total distributions	—	(3.85)	(27.42)	(22.90)	(12.81)
Net asset value, end of year	$159.43	$124.72	$184.99	$169.62	$157.27
Total Return	27.83%(b)	(30.52)%(b)	25.48%	23.33%	29.12%
Ratios/Supplementary data
Net assets, end of year (in millions)	$3,242	$2,987	$4,899	$4,330	$3,980
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.11%	1.09%	1.07%	1.09%(c)	1.07%(c)
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.12)%	(0.43)%	(0.27)%	(0.63)%	(0.42)%
Portfolio turnover rate	9%	16%	23%	28%	16%

(a)
The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on a corporate spin-off. As a result, the Fund was required to make a distribution from net investment income for tax purposes.

(b)
Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2023 and 2022 by 0.62% and 0.08%, respectively.

(c)
Reflects reductions of 0.00% and 0.02% for expenses reimbursed by insurance company for the years ended December 31, 2020 and 2019, respectively.

Sequoia Fund
May 1, 2024

For more information about the Fund, the following documents are available upon request:
Annual/Semi-Annual Reports to Shareholders
The Fund’s Annual and Semi-Annual Reports to shareholders contain additional information on the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s current Annual and Semi-Annual Reports are available on the Fund’s website: www.sequoiafund.com.
Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Fund’s operations and investment policies and procedures, including the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. The Fund’s SAI is incorporated by reference into (and is legally part of) this Prospectus. The Fund’s SAI is available on the Fund’s website: www.sequoiafund.com.
You may request a free copy of the current Annual/Semi-Annual Report or the SAI, request other information about the Fund or make shareholder inquiries, by contacting your broker or other financial intermediary, or by contacting the Fund:
By mail:
Sequoia Fund, Inc.
45 Rockefeller Plaza, 34th Floor
New York, N.Y. 10111

By phone:
800-686-6884

You may also view reports and other information about the Fund by visiting the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
File No. 811-01976

45 Rockefeller Plaza, 34th Floor
New York, NY 10111
(212) 832-5280
info@ruanecunniff.com
For additional information about Ruane Cunniff L.P. and Sequoia Fund, please visit www.ruanecunniff.com and www.sequoiafund.com.